Exhibit 32.1


        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002



   In connection with the Annual Report of IPORUSSIA, INC. (the "Company") on Form 10-KSB for the year ended December 31, 2006, (the "Report"), I, Vladimir F. Kuznetsov, the Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The  Report  fully  complies with the requirement  of  Section
   13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


Date:  March 22, 2007

                                  /s/ Vladimir F. Kuznetsov
                                  -----------------------------
                                  Principal Executive Officer